Cabana Target Drawdown 10 ETF SCHEDULE OF INVESTMENTS	January 31, 2023 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.8%
CURRENCY – 9.5%
Invesco DB U.S. Dollar Index Bullish Fund	1,805,893	$49,680,116

EQUITY – 70.7%
BNY Mellon U.S. Large Capital Core Equity ETF(a)	710,303	52,867,852
Industrial Select Sector SPDR Fund	499,443	50,868,270
Invesco Nasdaq 100 ETF	455,952	55,270,501
Materials Select Sector SPDR Fund	626,909	53,067,847
SPDR Dow Jones Industrial Average ETF Trust	149,890	51,087,009
Technology Select Sector SPDR Fund	404,062	54,936,270
Vanguard Dividend Appreciation ETF	326,212	50,973,887
		369,071,636
FIXED INCOME – 19.6%
Goldman Sachs Access Treasury 0-1 Year ETF	505,190	50,513,948
Vanguard Long-Term Bond ETF	663,688	51,568,558
		102,082,506
TOTAL EXCHANGE-TRADED FUNDS
(Cost $508,392,631)		520,834,258

SHORT-TERM INVESTMENTS – 0.2%

Invesco Government & Agency Portfolio - Institutional Class, 4.30%(b)	1,254,247	1,254,247
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,254,247)		1,254,247
TOTAL INVESTMENTS – 100.0%
(Cost $509,646,878)		522,088,505
Liabilities in Excess of Other Assets – (0.0)%		(242,909)
TOTAL NET ASSETS – 100.0%		$521,845,596

(a)	Affiliated issuer.
(b)	The rate is the annualized seven-day yield at period end.

Other Affiliated Investments

Fiscal period to date transactions with investments which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
BNY Mellon U.S. Large Capital Core Equity ETF	$—	$63,609,849	$(12,630,921)	$(21,791)	$1,910,715	$52,867,852	710,303	$—	$—